UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21283

Excelsior Buyout Investors, LLC
(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905
(Address of principal executive offices) (Zip code)

James D. Bowden
Bank of America Capital Advisors LLC
100 Federal Street

Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-866-637-2587

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

BUYOUT INVESTORS, LLC

INVESTOR REPORT

For the Year Ended

March 31, 2012

EXCELSIOR BUYOUT INVESTORS, LLC

For The Year Ended March 31, 2012

Excelsior Buyout Investors, LLC

Schedule of Investments

March 31, 2012

Percent Owned(D)	Portfolio Funds(A), (B), (E)	Acquisition Dates(C)	Commitment		Cost	Fair Value	% of Net Assets(F)
Distressed Investment
0.30%	MatlinPatterson Global Opportunities Partners, L.P.	06/04-06/09	$6,012,090		$—	$5,454	0.02%
0.25%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	4,008,060		—	813,404	2.89%
			10,020,150		—	818,858	2.91%

Domestic Buyout
0.48%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-02/12	3,674,055		—	1,963,993	6.97%
0.71%	Berkshire Fund VI, L.P.	06/04-03/12	13,360,200		—	10,510,273	37.31%
1.98%	Blue Point Capital Partners, L.P.	06/04-03/11	6,012,090		115,896	1,289,984	4.58%
0.92%	Blum Strategic Partners II, L.P.	06/04-10/09	10,020,150		—	1,787,461	6.35%
0.59%	Catterton Partners V, L.P.	06/04-12/11	3,674,055		988,243	2,647,732	9.40%
1.76%	Charlesbank Equity Fund V, L.P.	06/04-01/12	10,020,150		12,867	3,857,000	13.69%
1.13%	Lincolnshire Equity Fund III, L.P.	12/04-01/12	4,835,120		105,288	2,669,668	9.48%
			51,595,820		1,222,294	24,726,111	87.78%

European Buyout
0.96%	Advent Global Private Equity IV - A, L.P.	06/04-12/09	5,010,075		—	390,212	1.38%
0.44%	Cognetas Fund L.P. (fka. Electra European Fund L.P.)(G)	06/04-11/11	5,581,397		—	41,937	0.15%
			10,591,472		—	432,149	1.53%
	TOTAL INVESTMENTS		$72,207,442	$	$ 1,222,294	25,977,118	92.22%
	OTHER ASSETS & LIABILITIES (NET)					2,192,239	7.78%
	NET ASSETS					$28,169,357	100.00%

(A)	Non-income producing securities. Restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2012, aggregated $1,222,294. Total fair value of illiquid and restricted securities at March 31, 2012 was $25,977,118 or 92.22% of net assets.
(C)	Acquisition dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	Represents the Fund's capital balance as a percentage of the Underlying Fund's total capital or the Fund's commitment as a percentage of the Underlying Fund's total commitments.
(E)	The estimated cost of the Portfolio Funds at March 31, 2012, for Federal income tax purposes is $23,321,310. The resulting estimated net unrealized appreciation for federal income tax purposes on the Portfolio Funds at March 31, 2012 is $2,655,808, which consists of unrealized appreciation and depreciation of $9,081,175 and $6,425,367, respectively.
(F)	Calculated as fair value divided by the Fund's net assets.
(G)	Investment is denominated in Euros. Values shown are in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

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Excelsior Buyout Investors, LLC

Statement of Assets, Liabilities and Net Assets

March 31, 2012

ASSETS:
Investments at fair value (Cost $1,222,294)	$25,977,118
Cash and cash equivalents	3,927,796
Other assets	13,277
Total Assets	29,918,191

LIABILITIES:
Accrued incentive carried interest	1,482,801
Professional fees payable	155,074
Management fees payable	70,310
Distribution payable to Members	15,669
Board of Managers' fees payable	11,000
Administration fees payable	9,583
Other payables	4,397
Total Liabilities	1,748,834
NET ASSETS	$28,169,357

NET ASSETS consist of:
Members' Capital Paid-in *	$63,610,000
Members' Capital Distributed	(97,299,435)
Accumulated net investment income/(loss) and incentive carried interest	(7,687,595)
Accumulated net realized gain/(loss) on investments	44,791,563
Accumulated unrealized appreciation on investments	24,754,824
Total Net Assets	$28,169,357
Units of Membership Interest Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$440.04

* Members' Capital Paid-in consists of contributions from Members net of offering costs charged to the Members

The accompanying notes are an integral part of these financial statements.

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Excelsior Buyout Investors, LLC

Statement of Operations and Incentive Carried Interest

For the year ended March 31, 2012

INVESTMENT INCOME:
Interest income	$435
Total Income	435
EXPENSES:
Management fees	311,942
Professional fees	208,119
Administration fees	115,000
Board of Managers' fees	57,500
Insurance expense	21,607
Custody fees	3,548
Other expenses	40,013
Total Expenses	757,729
NET INVESTMENT LOSS	(757,294)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	8,653,223
Net change in unrealized appreciation/(depreciation) on investments	(3,165,474)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	5,487,749
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE CARRIED INTEREST	4,730,455
Net increase in incentive carried interest	(236,523)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE CARRIED INTEREST	$4,493,932

The accompanying notes are an integral part of these financial statements.

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Excelsior Buyout Investors, LLC

Statement of Changes in Net Assets
	For the Years Ended, March 31
	2012	2011
OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(757,294)	$(849,305)
Net realized gain on investments	8,653,223	8,402,386
Net change in unrealized appreciation/(depreciation) on investments	(3,165,474)	(2,195,586)
Net increase in incentive carried interest	(236,523)	(291,881)
Net change in net assets resulting from operations after incentive carried interest	4,493,932	5,065,614

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in net assets resulting from distributions to Members	(11,782,763)	(12,375,764)

Net change in net assets	(7,288,831)	(7,310,150)

NET ASSETS:
Beginning of year	35,458,188	42,768,338
End of year	$28,169,357	$35,458,188

The accompanying notes are an integral part of these financial statements.

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Excelsior Buyout Investors, LLC

Statement of Cash Flows

For the year ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net change in net assets resulting from operations after incentive carried interest	$4,493,932
Contributions to investments in Portfolio Funds	(286,748)
Distributions received from Portfolio Funds	9,477,928
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized gain on investments	(8,653,223)
Net change in unrealized (appreciation)/depreciation on investments	3,165,474
Changes in assets and liabilities related to operations
(Increase)/Decrease in interest receivable	322
(Increase)/Decrease in other assets	7,876
Increase/(Decrease) in accrued incentive carried interest	(383,623)
Increase/(Decrease) in professional fees payable	225
Increase/(Decrease) in management fees payable	(17,569)
Increase/(Decrease) in administration fees payable	(9,584)
Increase/(Decrease) in custody fees payable	(919)
Increase/(Decrease) in other payables	(6,883)
Net cash provided by/(used in) operating activities	7,787,208

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(11,767,094)
Net cash provided by/(used in) financing activities	(11,767,094)
Net change in cash and cash equivalents	(3,979,886)
Cash and cash equivalents at beginning of year	7,907,682
Cash and cash equivalents at end of year	$3,927,796

The accompanying notes are an integral part of these financial statements.

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Excelsior Buyout Investors, LLC

Financial Highlights - Selected Per Unit Data and Ratios

	Fiscal Years Ended March 31,
	2012	2011	2010	2009	2008
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF YEAR:(2)	$553.90	$668.10	$537.79	$839.05	$957.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(11.83)	(13.27)	(14.08)	(13.10)	(4.54)
Net realized and unrealized gain/(loss) on investments	85.72	96.96	158.75	(151.38)	230.62
Net change in incentive carried interest	(3.69)	(4.56)	(6.86)	8.22	(19.39)
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	70.20	79.13	137.81	(156.26)	206.69
DISTRIBUTIONS TO MEMBERS:
Net change in net assets due to distributions to Members	(184.06)	(193.33)	(7.50)	(145.00)	(325.06)
NET ASSET VALUE, END OF YEAR:	$440.04	$553.90	$668.10	$537.79	$839.05
TOTAL NET ASSET VALUE RETURN: (1),(2)	14.37%	13.25%	25.62%	(20.29%)	24.82%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (000's)	$28,169	$35,458	$42,768	$34,427	$53,712
Ratios to Average Net Assets: (3),(5)
Gross expenses	2.46%	2.23%	2.43%	2.11%	1.86%
Net change in incentive carried interest	0.77%	0.76%	1.18%	(1.19%)	2.14%
Net expenses	3.23%	2.99%	3.61%	0.92%	4.00%
Net investment (loss)	(2.46%)	(2.22%)	(2.42%)	(1.90%)	(0.50%)
Portfolio Turnover Rate(4)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Selected data for a unit of membership interest outstanding throughout each period.

(2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested at the Fund’s net asset value as of the quarter-end immediately following the distribution date. The Fund’s units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in incentive carried interest, the total net asset value return would have been 12.40% for the fiscal year ended March 31, 2012.

(3)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.

(4)	Distributions from Portfolio Funds for the years ended March 31, 2012, 2011, 2010, 2009 and 2008 are $9,477,928, $15,355,494, $3,893,048, $5,314,717 and $24,343,909 respectively, and are not included in the calculation.

(5)	The Portfolio Funds’ expense ratios have been obtained from their audited financials for the fiscal year ended December 31, 2011, but are unaudited information in these Financial Statements. The range for these ratios is given below:

	Portfolio Funds' Ratios (Unaudited)	Ratio Range
	Expense Ratios excluding incentive carried interest	0.10% - 1.60%
	Incentive carried interest	(2.75)% - 9.70%
	Expenses plus incentive carried interest	(1.97)% - 11.30%

The Portfolio Funds' management fees range from 1.25% to 2.00% on committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments. The Portfolio Funds' incentive fees are 20% of profits generated by the Portfolio Funds.

The accompanying notes are an integral part of these financial statements.

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Excelsior Buyout Investors, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund's outstanding units may determine to extend the term of the Fund.

The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Portfolio Funds”). The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The Portfolio Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Portfolio Funds from AIG. The purchase price paid by the Fund to AIG for each Portfolio Fund was an amount equal to the net capital contributions previously made by AIG to the Portfolio Funds, less any distributions previously made to AIG from the Portfolio Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund's Investment Adviser (as defined below). The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser of the Fund. Its principal office is located at 100 Federal Street, Boston, MA 02110. The Investment Adviser is controlled by Bank of America, a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

On March 11, 2008, the Fund's Board of Managers approved a transfer of the former investment adviser's rights and obligations under the Advisory Agreement to BACA (the "Transfer"). This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

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Pursuant to the Fund's operating agreement, the business and affairs of the Fund are overseen by a three-member Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

Note 2 — Significant Accounting Policies

A. Basis of Accounting:

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B. Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2010-06 ("ASU 2010-06") which provides additional guidance to improve disclosures regarding fair value measurements and provides amendments to Accounting Standards Codification ("ASC") Subtopic 820-10, clarifying existing disclosures. Amendments clarifying existing disclosures include the addition of two new disclosures around transfers in and out of Level 1 and 2 measurements and the reasons for the transfers as well as gross presentation of activity within the Level 3 investments roll forward. ASU 2010-06 also clarifies existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the gross presentation of the Level 3 investment roll forward, which is required for interim and annual reporting periods beginning after December 15, 2010. The Fund's adoption of ASU 2010-06 has not had a material impact on these financial statements.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04 ("ASU 2011-04") which provides additional guidance to improve disclosures about fair value measurements which will require expanded disclosures for fair value measurements categorized as Level 3. Under such requirements, public entities will be required to disclose quantitative and qualitative information about the unobservable inputs and assumptions used in Level 3 fair value measurements, as well as a description of the valuation policies and procedures in place. For public entities, ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The Fund is evaluating the impact of this guidance on the Fund's financial statements and disclosures.

C. Valuation of Investments:

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund. The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable. Generally, the value of each Portfolio Fund is determined to be that value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. The Fund follows the authoritative guidance under U.S. GAAP for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies.

8

While the Investment Adviser may rely on a Portfolio Fund’s valuation mechanics, the Investment Adviser must maintain an effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies. In reviewing valuations from Portfolio Funds, the Investment Adviser takes into consideration all reasonably available information from Portfolio Funds related to valuation. If the Investment Adviser determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current fair value, or in the event a Portfolio Fund does not report a quarter-end value to the Fund on a timely basis, then the Portfolio Fund is valued at its fair value in accordance with the Procedures. In determining fair value of a Portfolio Fund, the Investment Adviser shall calculate a value for such Portfolio Fund subject to review and supervision by the valuation committee of the Board (the "Valuation Committee") that it reasonably believes represents the amount the Fund could reasonably expect to receive from the Portfolio Fund if the Fund was able to sell its interests in the Portfolio Fund at that time. In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

FASB ASC 820-10 "Fair Value Measurements and Disclosure" establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund's investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds where the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market." These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

9

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of March 31, 2012.

Assets:	Level 1	Level 2	Level 3	Total
Distressed Investment	$—	$—	$818,858	$818,858
Domestic Buyout	—	—	24,726,111	24,726,111
European Buyout	—	—	432,149	432,149
Totals:	$—	$—	$25,977,118	$25,977,118

The following table includes a rollforward of the amounts for the year ended March 31, 2012 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements using Level 3 inputs
Investments In Portfolio Funds
Balance as of April 1, 2011	$29,680,549
Net change in unrealized appreciation/(depreciation) on investments	(3,165,474)
Contributions	286,748
Distributions	(9,477,928)
Net realized gain/(loss) on investments	8,653,223
Balance as of March 31, 2012	$25,977,118

The net change in unrealized appreciation relating to Level 3 investments still held at the reporting date is $(3,165,474).

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 at the end of the reporting period.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations and Incentive Carried Interest.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Portfolio Funds as of March 31, 2012 is one to two years with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2012, the Fund did not hold any cash equivalents.

E. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

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F. Investment Gains and Losses:

Distributions of cash or in-kind securities from a Portfolio Fund are recorded as a return of capital to reduce the cost basis of the Portfolio Fund. In-kind securities received from a Portfolio Fund are recorded at fair value. Distributions are recorded when they are received from the Portfolio Funds as there are no redemption rights with respect to the Portfolio Funds. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations and Incentive Carried Interest, includes the Fund's share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Portfolio Fund.

G. Income Taxes:

The Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members' capital for financial reporting in accordance with U.S. GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds. As of March 31, 2012, the Fund has not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2011, and after adjustment for purchases and sales between January 1, 2012 and March 31, 2012, the estimated cost of the Portfolio Funds at March 31, 2012 for federal tax purposes is $23,321,310. The resulting estimated net unrealized appreciation for tax purposes on the Portfolio Funds at March 31, 2012 is $2,655,808, which consists of unrealized appreciation and depreciation of $9,081,175 and $6,425,367 respectively.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2011 the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2009 forward (with limited exceptions). FASB ASC 740-10 requires the Investment Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Investment Adviser has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations and Incentive Carried Interest. During the year ended March 31, 2012, the Fund did not incur any interest or penalties.

H.  Distribution Policy:

Distributions of available cash (net of reserves the Board deems reasonable) will be made by the Fund at such times and in such amounts as determined by the Board in its sole discretion.

11

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest in the Fund until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and

(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest in the Fund and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. As of March 31, 2012, the Fund has made Incentive Carried Interest distributions totaling $1,719,539 to the Investment Adviser. Distributions are recorded on the ex-dividend date to Members of record on the record date.

I. Contribution Policy:

Units are issued when contributions are paid. For the years ended March 31, 2012 and 2011, no additional units were issued.

J. Restrictions on Transfers:

Limited liability company interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Portfolio Funds:

Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to Fund level expenses shown on the Fund’s Statement of Operations and Incentive Carried Interest, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Funds.

L. Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, distributions, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund currently has one investment in a Portfolio Fund denominated in Euros. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

M. Incentive Carried Interest:

The net change in Incentive Carried Interest, defined in Note 3 below, is accrued each quarter and disclosed at each quarter-end. The net change in Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2H above.

12

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2H above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At March 31, 2012, the accrued and unpaid Incentive Carried Interest was $1,482,801.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former investment adviser assumed USTNA’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Portfolio Funds including, but not limited to, quarterly portfolio reviews related to the Portfolio Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Portfolio Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon") as administrator, accounting and investor services agent. In consideration for its services, the Fund (i) pays BNY Mellon a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $36,667 for taxation services and (iii) reimburses BNY Mellon for out-of-pocket expenses. For the year ended March 31, 2012, the aggregate fees paid to BNY Mellon for all services is $192,757. In addition, BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Board is made up of three Managers who are not “interested persons”, as defined by Section 2(a)(19) of the Investment Company Act, of the Fund (the “Disinterested Managers”). The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest.

An “affiliated person” (as defined in the Investment Company Act) of another person means (A) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (B) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (C) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (D) any officer, director, partner, copartner, or employee of such other person; (E) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of March 31, 2012, one Member had an ownership of approximately 12.5% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). The affiliation between the Affiliated Member and the Fund is based solely on the commitments made and percentage ownership.

Note 4 — Capital Commitments of Fund Members to the Fund

As of March 31, 2012, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

13

Note 5 — Capital Commitments

As of March 31, 2012, the Fund had unfunded commitments to the Portfolio Funds totaling $3,381,341 as listed.

Portfolio Funds:	Unfunded Commitments

2003 Riverside Capital Appreciation Fund, L.P.	$145,813
Advent Global Private Equity IV - A, L.P.	200,400
Berkshire Fund VI, L.P.	970,145
Blue Point Capital Partners, L.P.	455,325
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	72,492
Charlesbank Equity Fund V, L.P.	267,148
Cognetas Fund L.P. (fka. Electra European Fund L.P.)	—
Lincolnshire Equity Fund III, L.P.	843,642
MatlinPatterson Global Opportunities Partners, L.P.	—
OCM Principal Opportunities Fund II, L.P.	—
Total	$3,381,341

Note 6 — Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investments in the Portfolio Funds.

The following Portfolio Funds each represent 5% or more of the net assets of the Fund. Thus, the Portfolio Funds’ investment objectives and restrictions on redemptions are disclosed below.

2003 Riverside Capital Appreciation Fund, L.P. represents 6.97% of the net assets of the Fund. The objective of the 2003 Riverside Capital Appreciation Fund, L.P. is to seek long-term capital appreciation through a broad and varied portfolio of controlling private equity investments.

Berkshire Fund VI, L.P. represents 37.31% of the net assets of the Fund. The objective of the Berkshire Fund VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies.

Blum Strategic Partners II, L.P. represents 6.35% of the net assets of the Fund. The objective of the Blum Strategic Partners II, L.P. is to provide investors with superior returns by making investments in securities in operating companies.

Catterton Partners V, L.P. represents 9.40% of the net assets of the Fund. The objective of the Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation.

Charlesbank Equity Fund V, L.P. represents 13.69% of the net assets of the Fund. The objective of the Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company.

Lincolnshire Equity Fund III, L.P. represents 9.48% of the net assets of the Fund. The objective of the Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors.

Included within the underlying investment portfolio of these Portfolio Funds are five investments that each represent 5% or more of the net assets of the Fund.

Aritzia LP, a retail company, is held in Berkshire Fund VI, L.P. at March 31, 2012 and represents approximately 7.04% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2012 is $1,982,422.

14

National Vision, Inc., an optical retail company, is held in Berkshire Fund VI, L.P. at March 31, 2012 and represents approximately 5.43% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2012 is $1,530,361.

NEW Asurion Corporation, a services company, is held in Berkshire Fund VI, L.P. at March 31, 2012 and represents approximately 13.51% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2012 is $3,805,207.

Party City Holdings Corporation, a retail party supply company, is held in Berkshire Fund VI, L.P. at March 31, 2012 and represents approximately 8.10% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2012 is $2,281,565.

Lincolnshire Dalbo Holdings, LLC, a water management service company, is held in Lincolnshire Equity Fund III, L.P. at March 31, 2012 and represents approximately 5.60% of the net assets of the Fund. The Fund’s share of fair value of this investment at March 31, 2012 is $1,578,460.

Note 7 — Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser's experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds' partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by its private placement offering memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Fund invests in Portfolio Funds. This portfolio strategy presents a high degree of business and financial risk due to the nature of the underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Further, a significant portion of the underlying Portfolio Funds assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities. These securities may be subject to substantial market volatility which could impact the underlying Portfolio Funds valuations.

15

Note 9 — Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of March 31, 2012, through the date these financial statements were issued and has noted the following:

Effective April 1, 2012, the Fund retained J. D. Clark & Company (“JD Clark”), a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, to provide administrator, accounting, tax preparation, and investor services to the Fund. Pursuant to an Administration and Accounting Services Agreement, in consideration for its services, the Fund will pay JD Clark a quarterly fee of 0.0325% (0.13% on an annualized basis) of the net assets as of the start of business on the first business day of each calendar quarter.

Effective April 3, 2012 Cognetas Fund L.P. has changed its name to Motion Fund L.P.

16

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of Excelsior Buyout Investors, LLC

In our opinion, the accompanying statement of assets, liabilities and net assets, including the schedule of investments, and the related statements of operations and incentive carried interest, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC (the "Fund") at March 31, 2012, the results of its operations and incentive carried interest and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the underlying funds, provide a reasonable basis for our opinion.

May 30, 2012

17

Excelsior Buyout Investors, LLC

Supplemental Proxy Information (Unaudited)

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent 12 month period ended June 30, is available without charge, upon request, by calling the Fund collect at 866-637-2587 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the year ended March 31, 2012.

The Fund files a complete schedule of portfolio holdings with the SEC within 60 days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information operation of the public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund collect at 866-637-2587.

18

Excelsior Buyout Investors, LLC

Board of Managers (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund and the Master Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen

Disinterested Managers

Virginia G. Breen c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1964)	Manager (Chair)	Term — Indefinite; Length — since May 2003	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/11); Partner, Blue Rock Capital (8/95 to 12/11); also a director of Jones Lang LaSalle Property Trust, Inc. and manager of UST Global Private Markets Fund, LLC. Also a director of Modus Link Global Solutions, Inc. and manager of O’Connor Fund of Funds: Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.), O’Connor Fund of Funds: Equity Opportunity LLC (formerly, UBS Equity Opportunity Fund II, L.L.C.), O’Connor Fund of Funds: Event LLC (formerly, UBS Event Fund, L.L.C.), O’Connor Fund of Funds: Long/Short Equity Strategies LLC (formerly, UBS M2 Fund, L.L.C.), UBS Multi-Strat Fund, L.L.C., O’Connor Fund of Funds: Technology LLC (formerly, UBS Technology Partners, L.L.C.), UBS Eucalyptus Fund, L.L.C., UBS Juniper Crossover Fund, L.L.C., UBS Willow Fund, L.L.C. and O’Connor Fund of Funds: Multi-Strategy.	2

Jonathan B. Bulkeley c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Manager	Term — Indefinite; Length — since May 2003	Founder and CIO of Blue Square Capital Management, LLC (3/09 to present); CEO of Scanbuy, a wireless software company (2/06 to 8/10); Managing Partner of Achilles Partners (3/02 to 2/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a director of Jones Lang LaSalle Property Trust, Inc. and manager of UST Global Private Markets Fund, LLC, and director of Spark Networks, Inc. and DEX One Corporation.	2

Thomas F. McDevitt c/o Excelsior Buyout Investors, LLC 225 High Ridge Road Stamford, CT 06905 (Born 1956)	Manager	Term — Indefinite; Length — since May 2003	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); also a director of Jones Lang LaSalle Property Trust, Inc. and manager of UST Global Private Markets Fund, LLC.	2
19

Excelsior Buyout Investors, LLC
Company Management (Unaudited)

Information pertaining to the Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Officers who are not managers
James D. Bowden Bank of America Capital Advisors LLC 100 Federal Street Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Term — Indefinite; Length — since July, 2008	Managing Director, GWIM Alternative Investments Asset Management, Bank of America and Executive Vice President, Bank of America Capital Advisors LLC (since 1998).	N/A
Steven L. Suss Bank of America Capital Advisors LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Term — Indefinite; Length — since April 2007	Managing Director, GWIM Alternative Investments Asset Management, Bank of America (7/07 to present); Senior Vice President, Bank of America Capital Advisors LLC (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06).	N/A
Mathew J. Ahern Bank of America Capital Advisors LLC 100 Federal Street Boston, MA 02110 (Born 1967)	Senior Vice President	Term — Indefinite; Length — since March 2009	Senior Vice President and Director, GWIM Alternative Investments Asset Management, Bank of America, and Senior Vice President, Bank of America Capital Advisors LLC (12/02 to present).	N/A
Marina Belaya 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Term — Indefinite; Length — since April 2007	Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 1/06); Associate, Schulte Roth & Zabel LLP (9/02 to 3/05).	N/A
Fred Wofford 100 Federal Street Boston, MA 02110 (Born 1955)	Chief Compliance Officer	Term — Indefinite; Length — since April 2011	Compliance Risk Executive, GWIM Alternative Investments, Bank of America (6/08 to present); Compliance Risk Executive, Columbia Management Advisors and the Columbia Funds, Bank of America (6/05 to 6/08); Head of Operations, Liberty Asset Management, Inc. (now, Banc of America Investment Advisors, Inc.) and the Liberty All-Star Funds, Bank of America/Fleet (3/03 to 5/05).	N/A

20

Excelsior Buyout Investors, LLC
Company Management (Unaudited)

Information pertaining to the Officers of the Fund is set forth below.

All Officers of the Fund are employees and/or officers of the Investment Adviser. Officers of the Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

21

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Chief Financial Officer. The Registrant has not made any amendments or granted any waivers to its code of ethics during the covered period. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are “independent,” as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

	FYE 3/31/12	FYE 3/31/11
4(a) Audit Fees	$65,700	$65,700
4(b) Audit Related Fees	$-0-	$-0-
4(c) Tax Fees	$23,000	$23,000
4(d) All Other Fees	$-0-	$-0-

(e)(1)	The Registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the Registrant and (ii) any non-audit services performed by the accountants for the Registrant’s investment adviser and control persons of the adviser that provide ongoing services to the Registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the Registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Registrant’s audit committee charter.

(e)(2)	Not Applicable.

(f)	Not Applicable.

(g)	The amount of non-audit fees that were billed by the Registrant’s accountant for services rendered to (i) the Registrant, and (ii) the Registrant’s investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2012, were $23,000 and $-0-, respectively. The amount of non-audit fees that were billed by the Registrant’s accountant for services rendered to (i) the Registrant, and (ii) the Registrant’s investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2011, were $23,000 and $-0-, respectively.

(h)	The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ALTERNATIVE INVESTMENTS

Bank of America Capital Advisors, LLC

(“BACA” or the “Adviser”)

Applicability: Section 1.7 –Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed: May 2012

Applicable Regulations

•	Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”)
•	SEC Form N-PX
•	Department of Labor Interpretive Bulletin 08-2
•	Rule 30b1-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An SEC-registered investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy

In cases where the Adviser has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

Procedures for Achieving Compliance

The Adviser generally invests on behalf of its Clients in limited partnership interests, limited liability company interests, shares or other equity interests issued by private funds (“Underlying Funds”). The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of the Underlying Funds.

The Adviser may also invest on behalf of its Clients in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities of private companies. Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, a Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the Adviser will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client. The Adviser may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the Client held the security prior to the security’s liquidation.

For hedge fund Clients, it is the Alternative Investment group’s2 (“AI”) policy to waive its Clients’ voting rights related to their investments in Underlying Funds by the Adviser sending a written notification of waiver to each Underlying Fund at the time of investment, or at a reasonable time thereafter. Under no circumstances shall this notification be sent after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in an Underlying Fund.

_____________________

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain portions of the 1940 Act, Private Funds that are “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“Plan Asset Funds”) and other institutional and high net worth investors (“Managed Accounts”). For the purposes of this policy, Clients do not include Private Funds or RICs that are sub-advised by third parties if the sub-adviser has been delegated the authority to vote proxies.

2 The Alternative Investments group (“AI”) includes the Adviser and various operating groups that support the Adviser and products within the Global Wealth and Investment Management division of Bank of America Corporation.

For private equity Clients, except with respect to Adverse Measures (as defined below), in determining how AI should vote a security, AI Portfolio Management shall:

•	recommend against adoption of a measure if AI Portfolio Management determines in its discretion that such measure, if adopted:

•	would result in the affected Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

•	has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

•	recommend adoption of a measure if AI Portfolio Management in its discretion determines that such measure, if adopted:

•	would not result in the affected Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

•	has a reasonable probability of enhancing the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Adviser on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which Clients invest. Such votes are typically by written consent and no investor meeting is generally called. Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy. It is also anticipated that frequently an Underlying Fund will request the Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•	AI Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•	Adoption of such Adverse Measure would not result in the Client holding the related security in violation of its investment objective(s), policies or restrictions.

Conflicts of Interest:

AI Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Adviser or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who, together with AI Portfolio Management, will determine if a potential conflict exists and in such cases contact the AI Conflicts Officer for resolution. The Adviser will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and, if a conflict exists,

•	assessed whether such conflict is material or not; and, if material,

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Clients:

AI will deliver a copy of the Adviser’s Form ADV Part 2A to current and prospective Clients. The referenced document contains a summary of AI’s proxy voting policies and procedures.

Responses to Client Requests:

AI will, upon the reasonable request of a current or prospective Client, provide such current or prospective Client with a copy of the then current version of this Policy.

AI will, upon the reasonable request of a current Client, provide notification of how AI voted proxies on behalf of such Client during the prior one year period.

AI will track proxy policy and proxy voting record requests it receives from current and prospective Clients.

Supervision

The heads of the AI Portfolio Management teams are responsible for supervising the implementation of this policy. In addition, the appropriate AI Investment Committee(s) is responsible for overseeing the implementation of this policy.

Escalation

AI associates must promptly report all unapproved exceptions to this policy to their supervisor, who will report the unapproved exception to the appropriate AI Investment Committee(s) and the AI Compliance Executive, who together will determine the remedial action to be taken, if any. The Compliance Executive will report all exceptions to the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and the boards of directors for RICs, if applicable.

The Adviser may deviate from this policy only with written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

Monitoring/Oversight

AI Compliance is responsible for monitoring compliance with this policy on an ongoing basis. As needed, but not less than annually, AI Compliance will request from Portfolio Management a list of all proxies voted during a given period. AI Compliance will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy. Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping

Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years. Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•	AI Investment Committee meeting minutes
•	Proxy Voting Record
•	Records Required for Form N-PX (RICs Only)
•	Other documents as prescribed in Rule 204(2)(c)-17

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Mr. Matthew Ahern is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the Fund’s portfolio, subject to such policies as may be adopted by the Board.

Mr. Ahern, born 1967, joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Fund Group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous relationships for BACA for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding, the Investment Adviser’s current and prospective investments in Underlying Funds and direct investments. In addition, he serves on the BACA Investment Committee. Prior to joining Fleet Bank, Mr. Ahern was a director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a financial analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2012:

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
3	$341,530,646	25	$2,313,625,648	-0-	$-0-

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$193,925,646	18	$1,837,243,148	-0-	$-0-

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise in connection with the Portfolio Manger’s day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Manager may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Registrant. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for other accounts that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2012:

The compensation package for the Portfolio Manager is composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between the Portfolio Manager’s specific compensation and the Company's investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Portfolio Manager’s annual bonus and equity awards are discretionary awards distributed after measuring his contributions against quantitative and qualitative goals relative to his individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Company or any other portfolio relative to any benchmark, or to the size of the Company. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2012:

Ownership of Fund Securities

The Portfolio Manager owns approximately $-0- of interests in the Registrant.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Buyout Investors, LLC

By (Signature and Title)* /s/ James D. Bowden

James D. Bowden, President and Chief Executive Officer

Date June 11, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James D. Bowden

James D. Bowden, President and Chief Executive Officer

Date June 11, 2012

By (Signature and Title)* /s/ Steven L. Suss

Steven L. Suss, Chief Financial Officer

Date June 11, 2012

* Print the name and title of each signing officer under his or her signature.